UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment Number 1
to
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2009

THE ENGRAVING MASTERS, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-52942	20-5543728
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3717 W. Woodside
Spokane, WA	99208
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:		(509) 599-2728

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On July 28, 2009, the Audit Committee of the Registrant approved the dismissal of Moore & Associates, Chartered as its certifying independent registered public accountants.  None of the reports of Moore & Associates, Chartered on the financial statements of the Registrant contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern paragraph in Moore & Associates, Chartered's report on our financial statements as of and for the years ended December 31, 2008 and 2007.

During the Registrant’s two most recent fiscal years and during any subsequent interim periods preceding the date of termination, there were no disagreements with Moore & Associates, Chartered on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Moore & Associates, Chartered's satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their report; and there were no "reportable events" as defined in Item 304 (a)(1) of the Securities and Exchange Commission's Regulation S-K.

As of July 28, 2009, the Registrant has engaged De Joya Griffith & Company, LLC, 2580 Anthem Village Dr., Henderson, Nevada 89052, as its independent registered public accounting firm commencing July 20, 2009, for the fiscal year ended December 31, 2009.  During the most recent two fiscal years through Moore & Associates, Chartered, neither the Registrant nor anyone engaged on its behalf has consulted with De Joya Griffith & Company, LLC regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K).

The Registrant has furnished Moore & Associates, Chartered with a copy of the disclosures made heretofore and has requested that Moore & Associates, Chartered provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree.  The letter from Moore & Associates, Chartered was filed in a Form 8-K on August 3, 2009.

On August 27, 2009, the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Moore & Associates, Chartered because of violations of PCAOB rules and auditing standards in auditing the financial statements of companies other than Registrant, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and non-cooperation with a board investigation.

The Registrant attempted to contact Moore & Associates, Chartered to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether Moore & Associates, Chartered agrees with the statements made in this amended current report and, if not, stating the respects in which the firm does not agree, within two business days of its receipt or 10 business day after filing this amendment, stating whether Moore & Associates, Chartered agrees with the above statements.  As of the date of this current report, the Registrant was unable to obtain a response from Moore & Associates, Chartered.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ENGRAVING MASTERS, INC.
(Registrant)

Signature	Title	Date

/s/ David Uddman	President and CEO	September 22, 2009
David Uddman

/s/ Jolene Uddman	Secretary	September 22, 2009
Jolene Uddman

/s/ Jolene Uddman	Chief Financial Officer	September 22, 2009
Jolene Uddman